SECTION 906 CERTIFICATION

TASEKO MINES LIMITED
(the "Company")

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company, do hereby certify, to such officer’s knowledge, that:

  the Annual Report on Form 20-F for the year ended September 30, 2004 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 29, 2005	Date: March 29, 2005

/s/ Ronald W. Thiessen	/s/ Jeffrey R. Mason

Ronald W. Thiessen	Jeffrey R. Mason
Director and Chief Executive Officer	Director, Chief Financial Officer, and Secretary